LONG TERM DEBT	12 Months Ended
Dec. 31, 2016
LONG TERM DEBT [Abstract]
LONG TERM DEBT
6.	LONG TERM DEBT

Credit Facility:
On December 19, 2013, the Company entered into a $60.0 million revolving credit facility (“Credit Facility”) with a syndicate of lenders in order to secure available liquidity for general corporate purposes. Amounts borrowed under the Credit Facility bear interest at an annual rate equal to LIBOR plus a margin, and the Company pays a commitment fee on any undrawn amounts. The credit facility originally matured in December 2018.

In March 2015 the Company expanded its Credit Facility from $60.0 million to $150.0 million. The new maturity of the expanded credit facility is March 2020. There are no repayment requirements before maturity on the Credit Facility.

Borrowings under the Credit Facility are currently secured by first priority mortgages on the Company’s vessels and assignments of earnings and insurance. Under the Credit Facility, the Company is subject to certain covenants requiring among other things, the maintenance of (i) a minimum value adjusted amount of equity, and (ii) a minimum value adjusted equity ratio, and (iii) a minimum level of liquidity, and (iv) a positive working capital. The Credit Facility also includes customary events of default, including non-payment, breach of covenants, insolvency, cross defaults and material adverse change.

In connection with the establishment and expansion of the Credit Facility the Company incurred $0.8 million and $1.2 million in 2013 and 2015, respectively, in deferred financing cost.

As at December 31, 2016 and 2015, the Company had $137.0 million and $47.0 million drawn on its Credit Facility, respectively.

As of December 31, 2016 the Company was in default with three of its debt covenants, (i) the minimum value adjusted amount of equity clause, (ii) the minimum value adjusted equity ratio clause and (iii) a minimum level of liquidity. Waivers have been obtained from its lenders lowering (i) the minimum value of equity and (ii) the minimum value adjusted equity ratio covenant requirements to levels at which the Company is in compliance, and suspending (iii) the minimum level of liquidity covenant. These waivers are effective until April 30, 2018. Under the waiver the Company is unable to draw further on the Credit Facility. The waiver obtained does not prohibit the Company from paying dividends.

The Company was in compliance with its loan covenants as of December 31, 2015.

The estimated fair value for the long-term debt is considered to be approximately equal to the carrying value since it bears a variable interest rate.